Jensen Quality Growth Fund
Schedule of Investments
February 28, 2023 (Unaudited) (showing percentage of total net assets)

	Shares	Value
COMMON STOCKS - 97.26%
Air Freight & Logistics - 2.21%
United Parcel Service, Inc. - Class B	1,205,000	$219,900,450

Beverages - 6.79%
PepsiCo, Inc.	3,886,000	674,337,580

Commercial Services & Supplies - 2.14%
Waste Management, Inc.	1,418,000	212,359,680

Containers & Packaging - 1.42%
Ball Corporation	2,515,000	141,368,150

Diversified Financial Services - 1.75%
Moody's Corporation	598,000	173,509,700

Electronic Equipment, Instruments & Components - 2.15%
Amphenol Corporation - Class A	2,750,000	213,180,000

Health Care Equipment & Supplies - 8.49%
Becton Dickinson and Company	1,265,000	296,705,750
Stryker Corporation	2,081,000	547,053,280
		843,759,030
Health Care Providers & Services - 5.41%
UnitedHealth Group, Inc.	1,129,000	537,336,260

Hotels, Restaurants & Leisure - 3.79%
Starbucks Corporation	3,685,000	376,201,650

Household Products - 2.75%
The Procter & Gamble Company	1,983,000	272,781,480

Insurance - 3.46%
Marsh & McLennan Companies, Inc.	2,120,000	343,736,800

Interactive Media & Services - 5.13%
Alphabet, Inc. - Class A (a)	5,662,000	509,919,720

IT Services - 13.68%
Accenture PLC - Class A (b)	1,851,000	491,533,050
Automatic Data Processing, Inc.	1,636,000	359,625,520
Broadridge Financial Solutions, Inc.	1,441,000	202,863,980
Mastercard, Inc. - Class A	859,000	305,194,110
		1,359,216,660
Pharmaceuticals - 7.64%
Johnson & Johnson	2,676,000	410,123,760
Pfizer, Inc.	8,594,000	348,658,580
		758,782,340
Professional Services - 3.76%
Equifax, Inc.	1,191,000	241,213,230
Verisk Analytics, Inc.	775,000	132,610,250
		373,823,480
Semiconductors & Semiconductor Equipment - 2.91%
Texas Instruments, Inc.	1,686,000	289,064,700

Software - 9.47%
Intuit, Inc.	809,000	329,408,620
Microsoft Corporation	2,449,000	610,829,580
		940,238,200
Specialty Retail - 4.70%
Home Depot, Inc.	857,000	254,134,780
The TJX Companies, Inc.	2,773,600	212,457,760
		466,592,540
Technology Hardware, Storage & Peripherals - 4.93%
Apple, Inc.	3,324,000	489,990,840

Textiles, Apparel & Luxury Goods - 4.68%
NIKE, Inc. - Class B	3,914,000	464,944,060

Total Common Stocks (Cost $5,925,623,537)		9,661,043,320

Short-Term Investment - 2.62%
Money Market Fund - 2.62%
First American Treasury Obligations Fund - Class X 4.480% (c)	260,436,536	260,436,536
Total Short-Term Investment (Cost $260,436,536)		260,436,536

Total Investments (Cost $6,186,060,073) - 99.88%		9,921,479,856
Other Assets in Excess of Liabilities - 0.12%		12,197,054
TOTAL NET ASSETS - 100.00%		$9,933,676,910

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Foreign issued security. Foreign concentration (including ADRs) was as follows: Ireland 4.95% as a percentage of net assets.
(c)	Variable rate security. Rate listed is the 7-day effective yield as of February 28 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Notes to Schedule of Investments
February 28, 2023 (Unaudited)
Jensen Quality Growth Fund

Fair Value Measurement

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  The three levels of the fair value hierarchy are as follows:

Level 1 -	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.
Level 2 -
Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3 -	Inputs that are unobservable (including the Fund's own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk.  Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors.  A financial instrument's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  However, the determination of what constitutes "observable" requires significant judgment by the Fund.  The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.  The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund's perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include common stocks and certain money market securities, and are classified within Level 1.  Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2.  Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of February 28, 2023, to value the Fund's investments carried at fair value.  The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Investments at Value	Total	Level 1	Level 2	Level 3
Total Common Stocks*	$9,661,043,320	$9,661,043,320	$-	$-
Total Money Market Fund	260,436,536	260,436,536	-	-
Total Investments	$9,921,479,856	$9,921,479,856	$-	$-

* For further information regarding security characteristics and industry classifications, please see the Schedule of Investments.

The Fund did not hold any investments during the period ended February 28, 2023 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold any derivative instruments during the reporting period.